UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          March 15, 2002

ALPHANET SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

                  New Jersey                                                      0-27042                                                      22-2554535

(State or other jurisdiction of                             (Commission File Number)         (IRS Employer Identification Number)
          incorporation)

7 Ridgedale Avenue, Cedar Knolls, New Jersey 07927

(Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code: (973) 267-0088

Not Applicable

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On March 15, 2002, AlphaNet Solutions, Inc. issued a press release.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

Exhibit No.	Title

99.1	Press Release, dated March 15, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2002	ALPHANET SOLUTIONS, INC. By: WILLIAM S. MEDVE —————————————— William S. Medve Executive VP, CFO & Treasurer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release, dated March 15, 2002.